UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2005

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 8.01 OTHER EVENTS

On August 2, 2005, the Internal Revenue Service and Treasury Department issued guidance interpreting the meaning of "routine and repetitive" for purposes of the simplified service cost and simplified production methods of the Internal Revenue Code's section 263A uniform capitalization rules.  The guidance was issued in the form of a revenue ruling (Rev. Rul. 2005-53) and proposed and temporary regulations.  The regulations are effective for tax years ending on or after August 2, 2005, and the revenue ruling applies for all prior open tax years.  The Internal Revenue Service has requested comments regarding the temporary regulations by November 1, 2005.  Both pieces of guidance take a more restrictive view of the definition of self-constructed assets produced by a taxpayer on a "routine and repetitive" basis than do the current treasury regulations.

Generally, section 263A requires the capitalization of all direct costs and those indirect costs, known as "mixed service costs", which directly benefit or are incurred by reason of the production of property by a taxpayer.  The treasury regulations for section 263A provide several "safe-harbor" methods taxpayers may adopt in order to comply with the statute.  The simplified service cost method is one of the methods available for the calculation of indirect overhead ("mixed service costs") cost capitalization.  Idaho Power Company adopted the simplified service cost method for both the self-construction of utility plant and production of electricity beginning with its 2001 federal income tax return.

For Idaho Power Company, the simplified service cost method produces a current tax deduction for costs capitalized to electricity production that are capitalized into fixed assets for financial accounting purposes.  Deferred income tax expense has not been provided for this deduction because the prescribed regulatory tax accounting treatment does not allow for inclusion of such deferred tax expense in current rates.  Rate regulated enterprises are required to recognize such adjustments as regulatory assets if it is probable that such amounts will be recovered from customers in future rates.

For fiscal years 2002 through 2004, the simplified service cost method decreased Idaho Power's income tax expense by approximately $60 million and resulted in cash refunds from federal and state tax authorities of approximately $75 million.  If we cannot satisfy the new guidance as currently drafted for years 2004 and prior open tax years (our 2001-2003 tax years are open and currently under examination by the Internal Revenue Service), we would be required to use another method of uniform capitalization, which could be more or less favorable to us than the simplified service cost method.  A less favorable method could result in a one time charge to earnings and reduced cash flow that could be partially mitigated by carryover tax credits, accelerated tax depreciation, changes in tax regulations and state regulatory recovery.

The temporary regulations are effective for our 2005 tax year and will preclude us from using this method for self-constructed assets for 2005 and thereafter.  We are currently studying the guidance to determine its effect on us.  We believe that a significant number of comment letters will be sent to the Internal Revenue Service expressing a negative view of these regulations.  At this time, we cannot predict the earnings or cash flow impacts that the revenue ruling, temporary regulations, or additional actions by the Internal Revenue Service in this matter may have on 2005 or prior tax years.

Certain statements contained in this 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws.  Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include:  changes in governmental policies, including new interpretations of existing policies, regulatory actions, and regulatory audits, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Internal Revenue Service, with respect to allowed rates of return, industry and rate structure, day-to-day business operations, acquisition and disposal of assets and facilities, operation and construction of plant facilities, relicensing of hydroelectric projects, recovery of purchased power expenses, recovery of other capital investments, present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and settlements that influence business and profitability; changes in and compliance with environmental, endangered species and safety laws and policies; weather variations affecting hydroelectric generating conditions and customer energy usage; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generating facilities including inability to obtain required governmental permits and approvals, and risks related to contracting, construction and start-up; operation of power generating facilities including breakdown or failure of equipment, performance below expected levels, competition, fuel supply, including availability, transportation and prices, and transmission; impacts from the potential formation of a regional transmission organization; population growth rates and demographic patterns; market demand and prices for energy, including structural market changes; changes in operating expenses and capital expenditures and fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by factors such as credit ratings and general economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; homeland security, natural disasters, acts of war or terrorism; market conditions and technological developments that could affect the operations and prospects of IDACORP's subsidiaries or their competitors; increasing health care costs and the resulting effect on health insurance premiums paid for employees; performance of the stock market and the changing interest rate environment, which affect the amount of required contributions to pension plans, as well as the reported costs of providing pension and other postretirement benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; changes in tax rates or policies, interest rates or rates of inflation; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year ended December 31, 2004, the Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2005 and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 2005

IDACORP, Inc.

By:  /s/Darrel T. Anderson

Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:  /s/Darrel T. Anderson

Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer